Fleet Status Report

October 26, 2015

Transocean

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Updated: October 26, 2015
Revisions Noted in Bold*
Dynamically Positioned*

											Dayrate on	Dayrate on	Estimated Out of Service Days (4)				Estimated Out of Service Days (4)
				Yr. (1)	Water	Drilling			Estimated	Estimated	Current	Previous
	Footnote	Floater	Dynamically	Entered	Depth	Depth			Contract	Expiration	Contract (3)	Contract (3)	2015				2016
Rig Type/Name	References	Type	Positioned	Service	(Feet)	(Feet)	Location	Customer	Start Date (2)	Date (2)	(Dollars)	(Dollars)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Rigs Under Construction (12)
Deepwater Thalassa	(6), (11)	ship	«	TBA	12,000	40,000	USGOM	Shell	Dec-15	Dec-2025	519,000	N/A
Deepwater Proteus	(6), (11)	ship	«	TBA	12,000	40,000	TBA	Shell	Q2 2016	Q2 2026	519,000	N/A
Deepwater Pontus	(6), (11)	ship	«	TBA	12,000	40,000	TBA	Shell	Q4 2017	Q4 2027	519,000	N/A
Deepwater Poseidon	(6), (11)	ship	«	TBA	12,000	40,000	TBA	Shell	Q1 2018	Q1 2028	519,000	N/A
Deepwater Conqueror	(6), (8), (11)	ship	«	TBA	12,000	40,000	USGOM	Chevron	Q4 2016	Q4 2021	589,000	N/A
JSPL Ultra-Deepwater Drillship TBN 1	(9)	ship	«	TBA	12,000	40,000	TBA
JSPL Ultra-Deepwater Drillship TBN 2	(9)	ship	«	TBA	12,000	40,000	TBA
Transocean Cepheus	(12)			TBA	400	35,000	TBA
Transocean Cassiopeia	(12)			TBA	400	35,000	TBA
Transocean Centaurus	(12)			TBA	400	35,000	TBA
Transocean Cetus	(12)			TBA	400	35,000	TBA
Transocean Circinus	(12)			TBA	400	35,000	TBA

Ultra-Deepwater (27)

Deepwater Asgard		ship	«	2014	12,000	40,000	USGOM	Chevron	Apr-15	Jun-17	623,000	600,000	—	—	—	—	—	—	—	—
Deepwater Invictus	(6), (17)	ship	«	2014	12,000	40,000	USGOM	BHP Billiton	Jul-14	Mar-17	600,000	N/A	—	—	—	—	—	—	—	—
Discoverer Americas	(6)	ship	«	2009	12,000	40,000	USGOM	Statoil	May-15	Mar-16	590,000	735,000	—	—	—	—	—	—	—	—
Deepwater Champion		ship	«	2011	12,000	40,000	USGOM	ExxonMobil	May-15	Nov-15	670,000	708,000	—	—	—	—	—	—	—	—
							USGOM	ExxonMobil	Nov-15	Jan-16	395,000	670,000
Discoverer Clear Leader	(6), (8), (16)	ship	«	2009	12,000	40,000	USGOM	Chevron	Nov-14	Oct-18	581,000	569,000	—	—	—	—	—	—	—	—
Discoverer Inspiration	(6), (8), (16)	ship	«	2010	12,000	40,000	USGOM	Chevron	Mar-15	Mar-20	585,000	523,000	18	—	—	—	—	—	—	—
Dhirubhai Deepwater KG1	(6), (7), (8)	ship	«	2009	12,000	35,000	Brazil	Petrobras	Dec-14	Dec-17	397,000	510,000	5	—	—	—	14	16	—	—
Dhirubhai Deepwater KG2		ship	«	2010	12,000	35,000	India	Reliance	Aug-15	Oct-15	295,000	395,000	13	—	—	54	—	—	—	—
Discoverer India	(14)	ship	«	2010	12,000	40,000	USGOM	Reliance	Sep-13	Sep-16	528,000	499,000	—	16	—	—	—	—	—	—
							India	Reliance	Sep-16	Jan-21	508,000	528,000
Petrobras 10000	(6), (7), (8)	ship	«	2009	12,000	37,500	Brazil	Petrobras	Feb-11	Aug-19	419,000	N/A	—	—	—	—	—	—	—	—
Discoverer Deep Seas	(6)	ship	«	2001	10,000	35,000	USGOM	Murphy Oil	Oct-13	Nov-16	604,000	456,000	—	23	49	—	—	—	—	—
Discoverer Enterprise		ship	«	1999	10,000	35,000				Stacked			—	—	—	—	—	—	—	—
Discoverer Spirit		ship	«	2000	10,000	35,000				Stacked			—	—	—	—	—	—	—	—
GSF C.R. Luigs		ship	«	2000	10,000	35,000				Stacked			29	—	—	—	—	—	—	—
GSF Jack Ryan		ship	«	2000	10,000	35,000				Stacked			—	—	—	—	—	—	—	—
Deepwater Discovery		ship	«	2000	10,000	30,000				Stacked			—	—	—	—	—	—	—	—
Deepwater Frontier		ship	«	1999	10,000	30,000				Idle			—	—	—	—	—	—	—	—
Deepwater Millennium	(7)	ship	«	1999	10,000	30,000	Korea	Woodside	Sep-15	Nov-15	584,000	593,000	—	—	—	—	—	—	—	—
	(20)						Myanmar	Woodside	Nov-15	Apr-16	593,000	584,000
Deepwater Pathfinder		ship	«	1998	10,000	30,000				Stacked			—	—	—	—	—	—	—	—
Cajun Express	(19)	semi	«	2001	8,500	35,000	Ivory Coast	CNR	Dec-14	Dec-15	495,000	487,000	14	—	—	—	—	—	—	—
Deepwater Nautilus	(6), (8)	semi	«	2000	8,000	30,000	USGOM	Shell	Aug-12	Aug-17	531,000	551,000	—	61	92	10	—	—	—	—
Discoverer Luanda	(6), (13)	ship	«	2010	7,500	40,000	Angola	BP	Jan-11	Jan-18	487,000	N/A	—	9	—	—	—	—	—	—
GSF Development Driller I	(7), (8)	semi	«	2005	7,500	37,500	Angola	ExxonMobil	Jun-15	Jun-16	367,000	N/A	90	78	—	—	—	—	—	—
	(7), (8)						Angola	ExxonMobil	Jun-16	Jun-17	371,000	367,000
GSF Development Driller II	(8)	semi	«	2005	7,500	37,500	Romania	Lukoil	May-15	Jan-16	315,000	355,000	—	—	—	—	—	—	—	—
Development Driller III	(6), (16)	semi	«	2009	7,500	37,500	USGOM	BP	Nov-09	Nov-16	422,000	N/A	—	—	—	—	—	—	—	—
Sedco Energy		semi	«	2001	7,500	35,000				Stacked			—	—	—	—	—	—	—	—
Sedco Express		semi	«	2001	7,500	35,000				Stacked			—	—	—	—	—	—	—	—
									Total Estimated Days Out of Service				169	187	141	64	14	16	—	—
									Estimated Average Contract Dayrate (5)				$511,000	$512,000	$514,000	$496,000	$512,000	$515,000	$513,000	$514,000

Harsh Environment (7)

Transocean Barents		semi	«	2009	10,000	30,000				Idle			—	0	—	—	—	—	—	—
Transocean Spitsbergen		semi	«	2010	10,000	30,000				Idle			42	0	—	—	—	—	—	—
	(6), (7), (21)						NNS	OMV	Jan-16	Mar-16	471,000	N/A					—	—	—	—
Henry Goodrich		semi		1985/2007	5,000	30,000				Stacked			—	0	—	—	—	—	—	—
Transocean Leader		semi		1987/1997	4,500	25,000	UKNS	Enquest	May-15	May-18	335,000	377,000	46	17	—	—	—	—	—	—
	(18)						UKNS	Enquest	May-18	May-19	305,000	335,000					—	—	—	—
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Nov-15	Mar-16	435,000	433,000	—	—	20	72
	(7)						UKNS	BP	Mar-16	Sep-16	442,000	435,000
	(7)						UKNS	BP	Sep-16	Mar-17	449,000	442,000
	(7)						UKNS	BP	Mar-17	Jun-17	455,000	449,000
Transocean Arctic	(6), (7), (21)	semi		1986	1,650	25,000	NNS	Rig Management Norway	Jul-14	Mar-16	373,000	414,000	—	—	—	—
Polar Pioneer	(6)	semi		1985	1,500	25,000	Alaska	Shell	Oct-15	Dec-15	561,000	624,000	—	—	—	—
	(6)						Alaska	Shell	Dec-15	Apr-16	593,000	561,000
	(6)						Alaska	Shell	Apr-16	Jun-16	561,000	593,000
	(6)						Alaska	Shell	Jun-16	Oct-16	624,000	561,000
	(6)						Alaska	Shell	Oct-16	Dec-16	561,000	624,000
	(6)						Alaska	Shell	Dec-16	Jun-17	593,000	561,000
									Total Estimated Days of Service				88	17	20	72	—	—	—	—
									Estimated Average Contract Dayrate (5)				$469,000	$466,000	$463,000	$396,000	$438,000	$428,000	$467,000	$420,000

Deepwater (6)

Deepwater Navigator	(7), (8), (15)	ship	«	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	361,000	190,000	—	—	—	—	—	—	—	—
Transocean Marianas		semi		1979/1998	7,000	30,000				Idle			—	—	—	—	—	—	—	—
Sedco 706	(6), (7), (8)	semi	«	1976/1994/ 2008	6,500	25,000	Brazil	Petrobras	May-14	Sep-16	277,000	361,000	—	56	3	—	—	—	—	—
Sedco 702	(6), (7)	semi	«	1973/2007	6,500	25,000	Nigeria	Shell	Sep-12	Feb-16	461,000	357,000	—	—	—	—	—	—	—	—
Jack Bates		semi		1986/1997	5,400	30,000	Australia	Inpex	Feb-15	Feb-16	370,000	420,000	—	—	—	—	—	—	—	—
M.G. Hulme, Jr.		semi		1983/1996	5,000	25,000				Idle			—	—	—	—	—	—	—	—
									Total Estimated Days Out of Service				—	56	3	—	—	—	—	—
									Estimated Average Contract Dayrate (5)				$348,000	$361,000	$357,000	$367,000	$350,000	$277,000	$277,000	$277,000

Midwater Floaters (12)

Transocean Driller	(7), (8)	semi		1991	3,000	25,000	Brazil	Petrobras	Jul-10	Jul-16	256,000	116,000	—	—	—	—	—	—	—	—
GSF Rig 140		semi		1983	2,800	25,000				Idle			—	—	—	—	—	—	—	—
Sedco 711		semi		1982	1,800	25,000	UKNS	Talisman	Jun-15	Dec-15	366,000	361,000	—	—	—	—	—	—	—	—
Transocean John Shaw	(7)	semi		1982	1,800	25,000	UKNS	Taqa	Jan-15	Jan-16	414,000	353,000	—	—	—	—	—	—	—	—
Sedco 712		semi		1983	1,600	25,000	UKNS	Talisman	Apr-15	Oct-15	397,000	391,000	25	—	—	—	—	—	—	—
							UKNS	Talisman	Oct-15	Apr-16	403,000	397,000					—	—	—	—
							UKNS	Talisman	Apr-16	Oct-16	409,000	403,000					—	—	—	—
Sedco 714	(7)	semi		1983/1997	1,600	25,000	UKNS	Total	Sep-15	Mar-16	421,000	433,000	—	—	—	—	—	—	—	—
GSF Grand Banks		semi		1984	1,500	25,000				Idle			—	—	—	—	—	—	—	—
Actinia		semi		1982	1,500	25,000				Idle			—	—	—	—	—	—	—	—
Transocean Winner	(6), (7)	semi		1983	1,500	25,000	NNS	Marathon	Aug-15	Jul-16	498,000	419,000	—	—	—	—	—	—	—	—
Transocean Searcher		semi		1983/1988	1,500	25,000				Stacked			—	—	—	—	—	—	—	—
Transocean Prospect		semi		1983/1992	1,500	25,000				Stacked			—	—	—	—	—	—	—	—
Sedco 704		semi		1974/1993	1,000	25,000	UKNS	Maersk	Jun-15	Feb-16	373,000	362,000	—	—	—	—
							UKNS	Maersk	Feb-16	Apr-16	219,000	373,000					—	—	—	—
									Total Estimated Days Out of Service				25	—	—	—	—	—	—	—
									Estimated Average Contract Dayrate (5)				$351,000	$350,000	$377,000	$389,000	$385,000	$381,000	$433,000	$409,000

High Specification Jackups (10)

GSF Constellation I	(8)			2003	400	30,000	Indonesia	Total	Sep-12	Jan-16	150,000	140,000	—	—	—	—	—	—	—	—
							UAE	Bunduq	Apr-16	Dec-16	104,000	150,000					—	—	—	—
GSF Constellation II	(6)			2004	400	30,000	Gabon	Vaalco	Oct-14	Jul-16	170,000	165,000	—	—	—	—	8	—	—	—
GSF Galaxy I	(7)			1991/2001	400	30,000	UKNS	Total	May-15	Nov-15	219,000	208,000	—	—	—	—
	(7)						UKNS	Total	Nov-15	May-16	223,000	219,000					—	—	—	—
	(7)						UKNS	Total	May-16	Nov-16	227,000	223,000					—	—	—	—
	(7)						UKNS	Total	Nov-16	May-17	230,000	227,000
GSF Galaxy II				1998	400	30,000				Stacked			—	—	—	—
GSF Galaxy III				1999	400	30,000				Stacked			—	—	—	—
Transocean Honor	(6), (13)			2012	400	30,000	Angola	Chevron	Apr-15	Apr-16	194,000	155,000	—	—	—	—	—	—	—	—
GSF Monarch				1986	350	30,000				Stacked			—	—	—	—	—	—	—	—
Transocean Andaman				2013	350	35,000	Thailand	Chevron	May-13	May-16	150,000	N/A	—	—	—	—	—	—	—	—
							Thailand	Chevron	May-16	May-17	115,000	150,000					—	—	—	—
Transocean Siam Driller				2013	350	35,000	Thailand	Chevron	Mar-13	Mar-18	140,000	N/A	—	—	—	—	—	—	3	—
Transocean Ao Thai				2013	350	35,000	Thailand	Chevron	Oct-13	Oct-18	139,000	N/A	—	—	—	—
									Total Estimated Days Out of Service				—	—	—	—	8	—	3	—
									Estimated Average Contract Dayrate (5)				$167,000	$166,000	$166,000	$166,000	$165,000	$154,000	$146,000	$149,000
									Total Estimated Days Out of Services				282	259	164	136	22	16	3	—

Fixed-Price Options - See Footnote (10)

Ultra-Deepwater
Deepwater Champion		ship	«	2011	12,000	40,000	USGOM	ExxonMobil	Jan-16	Feb-16	395,000	395,000
							USGOM	ExxonMobil	Feb-16	Mar-16	395,000	395,000
							USGOM	ExxonMobil	Mar-16	Apr-16	395,000	395,000
							USGOM	ExxonMobil	Apr-16	May-16	395,000	395,000
							USGOM	ExxonMobil	May-16	Jun-16	395,000	395,000
							USGOM	ExxonMobil	Jun-16	Jul-16	395,000	395,000
							USGOM	ExxonMobil	Jul-16	Aug-16	395,000	395,000
							USGOM	ExxonMobil	Aug-16	Sep-16	395,000	395,000
GSF Development Driller II	(6)	semi	«	2005	7,500	37,500	Romania	Lukoil	Jan-16	Dec-16	315,000	315,000

Harsh Environment
Polar Pioneer	(6)	semi		1985	1,500	25,000	Alaska	Shell	Jun-17	Oct-17	623,000	589,000
Paul B. Loyd, Jr.	(7)	semi		1990	2,000	25,000	UKNS	BP	Jun-17	Sep-17	455,000	453,000
	(7)						UKNS	BP	Sep-17	Mar-18	462,000	455,000
	(7)						UKNS	BP	Mar-18	Jun-18	469,000	462,000
High Specification Jackups
GSF Galaxy I	(6), (7)			1991/2001	400	30,000	UKNS	Total	May-17	May-18	240,000	231,000
	(6), (7)						UKNS	Total	May-18	May-19	250,000	240,000
Transocean Andaman				2013	350	35,000	Thailand	Chevron	May-17	May-18	110,000	115,000

Revenue Efficiency
Revenue efficiency is defined as actual contract drilling revenues for the measurement period divided by the maximum revenue calculated for the measurement period, expressed as a percentage. Maximum revenue is defined as the greatest amount of contract drilling revenues the drilling unit could earn for the measurement period, excluding amounts related to incentive provisions. Revenue Efficiency does not apply during Out of Service Days (Shipyard, Mobilizations, Demobilizations, Contract Preparation).

	Q2 2015 Actual	Q1 2015 Actual	Q4 2014 Actual	Q3 2014 Actual	Q2 2014 Actual	Q1 2014 Actual	Q4 2013 Actual	Q3 2013 Actual
Ultra-Deepwater Floaters	97.0%	97.2%	95.4%	91.6%	94.0%	96.4%	90.0%	92.5%
Harsh Environment Floaters	98.4%	96.8%	96.0%	94.7%	95.7%	96.3%	92.1%	99.9%
Deepwater Floaters	100.3%	95.9%	96.3%	93.3%	94.5%	100.5%	95.0%	91.1%
Midwater Floaters	95.3%	91.4%	93.0%	92.2%	97.0%	91.1%	92.3%	95.3%
High-Specification Jackups	98.6%	99.3%	99.0%	97.0%	97.3%	94.5%	97.2%	98.9%
Total Fleet - Continuing Operations	97.2%	95.9%	95.3%	92.6%	95.0%	95.7%	91.7%	94.0%

Estimated Contract Drilling Revenue can be calculated as: Paid Days on Contract * Average Contract Dayrate * Revenue Efficiency

Rig Type/Name	Start Date
Stacked Rigs (14)

Discoverer Spirit	Mar-15
GSF Jack Ryan	Mar-15
Deepwater Discovery	Mar-15
Deepwater Pathfinder	Mar-15
GSF C.R. Luigs	Jun-15
GSF Galaxy III	Jul-15
GSF Monarch	Jul-15
Discoverer Enterprise	Sep-15
Sedco Energy	Sep-15
Sedco Express	Sep-15
Henry Goodrich	Sep-15
Transocean Searcher	Sep-15
Transocean Prospect	Sep-15
GSF Galaxy II	Sep-15

Idle Rigs (8)
Deepwater Frontier	Jan-15
M.G. Hulme, Jr.	Apr-15
Transocean Marianas	May-15
Transocean Spitsbergen	Jun-15
Actinia	Aug-15
Transocean Barents	Sep-15
GSF Rig 140	Sep-15
GSF Grand Banks	Oct-15

Stacked and Idle rigs detailed above are not currently operating on contract. Start date denotes when rig commences idle or stacked status.
An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

Updated: October 26, 2015
Revisions Noted in Bold

Footnotes

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.
(2)
Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2015 will be reported as commencing in April 2015) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2015 will be reported as commencing in May 2015). Expiration dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3)
Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig's operating performance against a performance curve. Please refer to the “Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4)
The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.
(6)	Reflects the current contracted dayrate which could reflect prior cost escalations, or de-escalations, and could change in the future due to further cost escalations, or de-escalations.
(7)
Reflects the current contracted dayrate which, along with costs, includes a foreign currency component. Changes in the value of the U.S. Dollar relative to certain foreign currencies will result in an adjustment to the dayrate according to the terms of the contract. The dayrate adjustment generally offsets the foreign currency exchange-related change in costs.

(8)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.
(9)	The two drillships on order from Sembcorp Marine's subsidiary, Jurong Shipyard, are expected to be delivered in the second quarter of 2019 and the first quarter of 2020, respectively.
(10)
Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(11)
The contract is expected to start in the quarter indicated. Factors that could influence the contract start date include shipyard delivery, customer acceptance, and mobilization to operating location, among others.

(12)
The first of five newbuild high-specification jackups contracted to Keppel FELS Limited's shipyard in Singapore is expected to be delivered from the shipyard in the first quarter of 2018 and the remaining four jackups delivered at approximately six-month intervals thereafter.

(13)	The rig is owned by a joint venture in which the company owns less than a 100 percent interest. Dayrate reflects 100 percent of the contract rate.
(14)
The customer may elect to have the operating dayrate for the last five years of the contract fluctuate based on crude oil price with a floor of $458,250 corresponding to a crude oil price of less than or equal to $50 per barrel, and a ceiling of $558,250 corresponding to a crude oil price of $100 per barrel or greater.

(15)
While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(16)
The rig is owned by Transocean Partners LLC in which the company owns less than a 100% interest. Please refer to Transocean Partners LLC (NYSE: RIGP) Fleet Status Report which can be found at www.transoceanpartners.com.

(17)
Mobilization, customer commissioning and acceptance testing commenced in March 2014. Revenue of approximately $52 million earned from March 2014 to July 2014 will be recognized over the remaining three-year contract period ending in March 2017.

(18)
The dayrate for the last year of the contract will be set three months prior to the third anniversary of the contract commencement date, subject to a floor dayrate of $305,000 and a ceiling dayrate of $365,000, pursuant to the terms of the contract.

(19)	Based on the rig's performance, the dayrate can fluctuate between $445,000 and $495,000.
(20)	Reflects the current contracted dayrate for Australia operations; dayrate will be adjusted to reflect change in location to Myanmar.
(21)	The OMV contract, originally awarded to the Transocean Arctic, has been transferred to the Transocean Spitsbergen.

DISCLAIMERS AND DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 15 days or longer for all rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig.

In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling project, although such compensation is not typically significant in relation to the revenues generated by the dayrates we charge our customers. When mobilization or demobilization occurs during a contract period, we recognize revenues as earned. In instances where mobilization or demobilization time occurs before or between the start of a contract period, the stated estimated contract start date represents the expected commencement date for the primary contract term of the drilling project and the point at which we expect to begin recognizing revenues.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance,

Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships, semisubmersibles, and jackup rigs. The classifications reflect the company’s strategic focus on the ownership and operations of premium, high- specification units and are as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Deepwater” rigs are drillships and semisubmersible rigs capable of drilling in water depths equal to or greater than 4,500 feet and less than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments; “Midwater Floaters” are semisubmersible rigs capable of drilling in water depths up to 4,499 feet; and "High-Specification Jackups" are high‑-performance, independent cantilever jackup rigs that are capable of drilling in water depths of 350 or greater.

Stacking. An "Idle" rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.